UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

1847 GOEDEKER INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3817 Millstone Parkway, St. Charles, MO	63301
(Address of principal executive offices)	(Zip Code)

888-768-1710
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GOED	NYSE American LLC
Warrants to Purchase Common Stock	GOED WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 24, 2022, 1847 Goedeker Inc. (the “Company”) issued a press release, which contained a projection of sales for 2021. The press release announced the appointment of a new Head of Human Resources of the Company. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2022 (the "Effective Date"), the Company and Robert D. Barry, the Company’s Chief Accounting Officer and Secretary, entered into a Transition and Separation Agreement and General Release of Claims (the “Transition Agreement”). The Transition Agreement provides for Mr. Barry’s separation from employment with the Company following a transition period ending on the earliest of the following dates (such earliest date, the "Separation Date"): (i) April 30, 2022; (ii) the date of Mr. Barry’s termination by the Company without Cause (as defined in the Transition Agreement); or (iii) Mr. Barry’s death, or the date of the Company’s termination of Mr. Barry’s employment for Cause. Following a separation described in parts (i) or (ii) of the preceding sentence, and subject to his execution of a release, Mr. Barry shall be eligible to receive severance pay in an amount equal to the Base Salary that he would have received between the Separation Date and the date that is seven months from the Effective Date of the Transition Agreement such that, after giving effect to the amount of base salary and maximum severance payment for which Mr. Barry is eligible under the Transition Agreement, in no event shall the Transition Agreement give rise to Mr. Barry being able to receive more than $163,333.33 from the Company. Mr. Barry’s employment agreement with the Company was previously filed as Exhibit 10.25 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2020.  In addition, Mr. Barry will retain 30,000 vested stock options held by him. Such stock options will remain exercisable for three months following the last day of Mr. Barry’s employment with the Company after which any unexercised stock options will be forfeited to the Company without consideration. The stock options retained by Mr. Barry have an exercise price of $9.00 per share. The remaining 90,000 unvested stock options held by Mr. Barry will be forfeited to the Company without consideration on the last day of Mr. Barry’s employment with the Company. The Company and Mr. Barry have agreed that Mr. Barry has resigned as the Company’s Chief Accounting Officer and Secretary as of the Effective Date (as defined in the Transition Agreement), and Mr. Barry shall not serve in such capacities as of the Effective Date. The Transition Agreement provides that, during his remaining period of employment, Mr. Barry will serve as the Company’s Controller and perform such additional duties as may be requested by the Company, such as assisting with financial reporting matters and enabling an orderly transition of his duties.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed as Exhibit 10.1 to this report, which is incorporated herein by reference.

In connection with Mr. Barry’s resignation, Maria Johnson, the Company’s Chief Financial Officer, will serve as the Company’s principal accounting officer for purposes of the Company’s filings with the SEC and will be appointed Secretary of the Company. Ms. Johnson, age 48, has served as the Company’s Chief Financial Officer since July 2021. She served as the Chief Financial Officer of E3 Investment Group, a private equity firm, since December 2019. Prior to that, she served as the Chief Financial Officer of John Hardy, a global omni channel luxury jewelry brand, from January 2018 to December 2019, as the Vice President of Finance of Cheetah Digital, a leading digital marketing solution provider, from April 2017 to January 2018 and as the Director of Financial Planning & Analysis of PepsiCo from March 2015 to April 2017. Ms. Johnson holds an MBA in Finance from the University of Texas at Austin Red McCombs School of Business, an MA in Speech Communications from the Texas State University, and a BA in International Business from the State Academy of Management. She is a Certified Public Accountant and a Certified Internal Auditor.

The Company and Ms. Johnson have not entered into a new employment agreement or amended Ms. Johnson’s current employment agreement in connection with her new role as principal accounting officer and Secretary.

There is no arrangement or understanding between Ms. Johnson and any other persons pursuant to which Ms. Johnson was selected as the Company’s principal accounting officer. Ms. Johnson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Transition and Separation Agreement, dated January 31, 2022, between 1847 Goedeker Inc. and Robert B. Barry
99.1*	Press Release, dated January 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2022	1847 GOEDEKER INC.

/s/ Albert Fouerti
	Name:	Albert Fouerti
	Title:	Chief Executive Officer

2